Exhibit 10(s)

Execution Version

AMENDMENT TO FORBEARANCE AND
MODIFICATION AGREEMENT AND WAIVER

          This AMENDMENT TO FORBEARANCE AND MODIFICATION AGREEMENT AND WAIVER (this "Agreement") is entered into as of the 26th day of December, 2001, among Arguss Communications Inc., formerly known as Arguss Holdings, Inc. (the "Borrower"), certain guarantors of the Borrower identified on the signature pages hereto (the "Guarantors"), the Lenders (as defined below) and Bank of America, N.A., formerly NationsBank, N.A., as administrative agent for the Lenders (in such capacity, the "Agent"). Capitalized terms used herein but not otherwise defined shall have the meanings set forth, or incorporated, in the Forbearance Agreement (as defined below).

RECITALS

          A.     The Borrower, the Agent and certain financial institutions (the "Lenders") are parties to that certain Credit Agreement dated as of March 19, 1999 (as amended and otherwise modified from time to time, the "Credit Agreement"), pursuant to which the Lenders have made and may hereafter make loans and advances and other extensions of credit to the Borrower.

          B.     The Borrower, the Guarantors, the Agent and the Lenders are parties to that certain Forbearance and Modification Agreement dated as of November 13, 2001 (as amended and otherwise modified from time to time, the "Forbearance Agreement") pursuant to which the Agent and the Lenders agreed to temporarily forbear from exercising their rights and remedies arising from the Acknowledged Events of Default pursuant to the terms and conditions set forth therein.

          C.     The Borrower has requested that the Agent and the Lenders (i) confirm the Borrower's compliance with Section 12 of the Forbearance Agreement and (ii) amend the Forbearance Agreement to extend the Forbearance Period to January 31, 2002.

          D.     The Agent and the Lenders have agreed to do so, but only pursuant to the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.     Estoppel, Acknowledgement and Reaffirmation.  As of December 26, 2001, the total outstanding principal amount of Revolving Loans was not less than $53,000,000, the undrawn portion of the Stated Amount of all outstanding Letters of Credit was $3,000,000 and the total outstanding principal amount under the Term Loan was not less than $10,750,000, which amounts constitute valid and subsisting obligations of the Borrower to the Lenders that are not subject to any credits, offsets, defenses, claims, counterclaims or adjustments of any kind. The Borrower and the Guarantors hereby acknowledge their obligations under the Loan Documents and reaffirm that each of the liens and security interests created and granted in or pursuant to the Loan Documents are valid and subsisting and that this Agreement shall in no manner impair or otherwise adversely effect such liens and security interests.

          2.     Vehicle Titles.  The Agent and the Lenders confirm that the Borrower has complied with Section 12 of the Forbearance Agreement by delivering to the Agent original title documents for substantially all of the titled vehicles owned by the Borrower or any Subsidiary. The Borrower remains obligated to deliver, as and when received, additional original title documents for any titled vehicles that it subsequently receives.

          3.     Amendment to Forbearance Agreement.  The definition of "Forbearance Termination Event" set forth in Section 3 of the Forbearance Agreement is hereby amended by deleting the reference to "December 31, 2001" contained in clause (d) thereof and replacing it with "January 31, 2002".

          4.     Expenses.  Upon demand therefor, the Borrower shall pay all reasonable out-of-pocket expenses incurred by the Agent and Lenders (including without limitation the reasonable fees and out-of-pocket expenses of counsel) in connection with or related to the negotiation, drafting, and execution of this Agreement and the transactions contemplated hereby.

          5.     Conditions Precedent.  As conditions precedent to the effectiveness of this Agreement:

          (a)     the Agent shall have received counterparts of this Agreement duly executed by the Borrower and the Lenders; and

          (b)     the Borrower shall have reimbursed the Agent for the fees and expenses of its counsel through the date hereof in the amount of $34,663.53, which amount includes (i) $6,291.50 of fees and expenses incurred by local counsel in connection with the preparation and review of mortgages and/or deeds of trust with respect to the Mortgaged Properties, and (ii) $16,731.53 for premium fees, endorsement fees, title fees, and recording fees for title insurance policies with respect to the Mortgaged Properties.

          6.     Representations and Warranties.  The Borrower hereby represents and warrants to the Agent and Lenders that:

          (a)     after giving effect to this Agreement, other than the Acknowledged Events of Default, no Default or Event of Default exists under the Loan Documents;

          (b)     after giving effect to this Agreement, the representations and warranties of the Borrower contained in Article IV of the Credit Agreement are true, accurate and complete in all material respects on and as of the date hereof to the same extent as though made on and as of such date except to the extent such representations and warranties specifically relate to an earlier date; and

          (c)     (i)  the execution, delivery and performance by the Borrower of this Agreement are within the Borrower's corporate powers and have been duly authorized by all necessary corporate action on the part of the Borrower, (ii) this Agreement constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms and (iii) neither this Agreement, nor the execution, delivery or performance by the Borrower hereof (A) violates any law or regulation, or any order or decree of any court or Governmental Authority, (B) conflicts with or results in the breach or termination of, constitutes a default under or accelerates any performance required by, any material indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Borrower is a party or by which the Borrower or any of its property is bound, or (C) results in the creation or imposition of any lien upon any of the Collateral.

          7.     Release.  In consideration of the willingness of the Agent and the Lenders to enter into this Agreement, the Borrower and each of the Guarantors hereby releases the Agent and the Lenders, and the officers, employees, representatives, counsel, subsidiaries, affiliates, trustees and directors of each, from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act on or prior to the date hereof.

          8.     Reference to and Effect on Credit Agreement.  Except as specifically modified herein, the Forbearance Agreement and the other Loan Documents shall remain in full force and effect. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Lenders or the Agent under any of the Loan Documents, or constitute a waiver or amendment of any provision of any of the Loan Documents, except as expressly set forth herein.

          9.     Further Assurances.  The Agent, the Lenders, the Guarantors and the Borrower each agrees to execute and deliver, or to cause to be executed and delivered, all such instruments as they may reasonably request to effectuate the intent and purposes, and to carry out the terms, of this Agreement.

          10.     Governing Law.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF MARYLAND (WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS THEREOF); PROVIDED THAT THE BORROWER, THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

          11.     Miscellaneous.

          (a)     This Agreement shall be binding on and shall inure to the benefit of the Borrower, the Guarantors, the Agent, the Lenders and their respective successors and permitted assigns. The terms and provisions of this Agreement are for the purpose of defining the relative rights and obligations of the Borrower, the Guarantors, the Agent and the Lenders with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Agreement.

          (b)     Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          (c)     Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          (d)     Except as otherwise provided in this Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision in the Loan Documents, the provision contained in this Agreement shall govern and control.

          (e)     This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered to the Agent.

          12.     Entirety.  This Agreement and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. This Agreement and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

[Remainder of Page Left Blank Intentionally.]

          IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

BORROWER:	ARGUSS COMMUNICATIONS, INC.

By:
Name:
Title:

GUARANTORS:	ARGUSS COMMUNICATIONS GROUP

By:
Name:
Title:

ARGUSS SERVICES CORP.

By:
Name:
Title:

CONCEPTRONIC, INC.

By:
Name:
Title:

SCHENCK COMMUNICATIONS LIMITED PARTNERSHIP

By:
Name:
Title:

LENDERS:	BANK OF AMERICA, N.A.,
as Agent and as a Lender

By:
Name:
Title:

SUNTRUST BANK

By:
Name:
Title:

FLEET NATIONAL BANK

By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION

By:
Name:
Title:

UNION BANK OF CALIFORNIA

By:
Name:
Title:

NATIONAL CITY BANK

By:
Name:
Title:

U.S. BANK, NATIONAL ASSOCIATION

By:
Name:
Title: